         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are based on our 2004 audited consolidated financial statements in the Company's
Annual Report on Form 10-K. The pro forma consolidated balance sheet as of
December 31, 2004 gives effect to the January 2005 acquisition (the "AHI
Acquisition") of American Household, Inc. and its subsidiaries ("AHI") and the related financings (collectively the "Financings") as follows:

     i.   a new senior credit facility ("Senior Debt") consisting of a term loan of $850 million (the "Term Loan") which was drawn at closing and a
          $200 million revolving credit facility (the "Revolver"), which was undrawn at closing. The proceeds of the Term Loan were used to finance a portion of the cash purchase price and expenses of AHI and to repay
          Jarden's existing senior debt;

    ii.   the issuance of 714,286 shares of the Company's common stock for approximately $21.4 million;

   iii.   the issuance of 128,571 shares or approximately $128.6 million of a new class of the Company's preferred (participating) stock, Series B
          Convertible Preferred Stock ("Series B Preferred Stock"); and,

    iv.   the issuance of 200,000 shares or approximately $200 million of a new class of the Company's preferred stock, Series C Mandatory Convertible
          Preferred Stock ("Series C Preferred Stock").

The pro forma consolidated income statement for the year ended December 31, 2004 gives effect to the following transactions as if they occurred on January 1,
2004:

     i.   the AHI Acquisition; and,

    ii.   the June 2004 acquisition of Bicycle Holding, Inc. and its subsidiaries including The United States Playing Card Company (the
          "USPC Acquisition").

The unaudited pro forma financial information is not necessarily indicative of our results of operations or financial position had the events reflected herein actually been consummated at the assumed dates, nor is it necessarily indicative of our results of operations or financial position for any future period. The unaudited pro forma financial information should be read in conjunction with the
Jarden consolidated financial statements with the related notes incorporated by reference herein and the USPC and AHI consolidated financial statements with the related notes incorporated by reference or included in the Company's Annual
Report on Form 10-K.

The pro forma adjustments related to the purchase price allocations for the USPC and AHI Acquisitions are preliminary and are subject to revision as additional information becomes available. Revisions to the preliminary purchase price allocations may have a significant impact on the unaudited pro forma information.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2004
                                  (in millions)

                                                                              AHI
                                                                          ACQUISITION
                                                 JARDEN AS                 PRO FORMA          PRO FORMA
                                                  REPORTED       AHI      ADJUSTMENTS          COMBINED
                                               ----------------------------------------     --------------

ASSETS
Current assets:
  Cash and cash equivalents...............     $     20.7    $     49.2    $     47.6   (a)  $     117.5
  Accounts receivable, net................          127.5         279.0             -              406.5
  Inventories, net........................          154.2         318.4          14.5   (b)        487.1
  Other current assets....................           32.7          74.8          (4.0)  (c)        100.8
                                                                                 (2.7)  (d)
                                               ----------------------------------------     --------------
    Total current assets..................          335.1         721.4          55.4            1,111.9

Property, plant and equipment, net........           85.4         179.7             -              265.1

Goodwill and intangibles, net.............          602.4         285.9         297.8   (e)      1,186.1
Other assets..............................           19.5          14.9           8.4   (d)         42.8
                                               ----------------------------------------     --------------
Total assets..............................     $  1,042.4    $  1,201.9    $    361.6        $   2,605.9
                                               ========================================     ==============
LIABILITIES AND EQUITY
Current Liabilities:

  Short-term debt and current portion of
  long-term debt..........................     $     17.0    $     16.9    $      8.5   (f)  $      21.8
                                                                                (16.3)  (g)
                                                                                 (4.3)  (h)
  Accounts payable........................           48.9         154.9             -              203.8
  Other current liabilities...............           87.8         218.7           3.3   (i)        309.8
                                               ----------------------------------------     --------------
    Total current liabilities.............          153.7         390.5          (8.8)             535.4
                                               ----------------------------------------     --------------
Noncurrent liabilities:
  Long-term debt..........................          470.5         100.8         841.5   (f)      1,026.5
                                                                               (286.6)  (g)
                                                                                (99.7)  (h)
  Deferred taxes on income................           41.0          88.8          13.6   (j)        143.4
  Other noncurrent liabilities............           43.2         165.3         (24.4)  (k)        224.1
                                                                                 40.0   (l)
                                               ----------------------------------------     --------------
        Total noncurrent liabilities........        554.7         354.9         484.4            1,394.0

Series C Preferred Stock....................                                    199.3   (m)        199.3
Equity......................................        334.0         456.5        (456.5)  (n)        477.2
                                                                                 (6.2)  (d)
                                                                                149.4   (o)
                                               ----------------------------------------     --------------
Total liabilities and equity................   $  1,042.4    $  1,201.9    $    361.6        $   2,605.9
                                               ========================================     ==============

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                      (in millions, except per share data)

                                                                         USPC                            AHI
                                                                      ACQUISITION                    ACQUISITION
                                            JARDEN                     PRO FORMA                      PRO FORMA          PRO FORMA
                                          AS REPORTED    USPC (1)     ADJUSTMENTS         AHI (2)    ADJUSTMENTS          COMBINED
                                          ------------ ------------- --------------     --------------------------------------------

Net sales..............................   $     838.6   $     63.2     $       -         $  1,817.3   $      -          $  2,719.1

Costs and expenses:
  Cost of sales........................         563.2         36.6          (0.1)   (p)     1,264.0                        1,863.7
  Selling, general and administrative
    expenses...........................         146.9         14.3          (1.4)   (q)       459.8        8.3      (v)      626.8
                                                                             0.4    (r)                    1.8      (w)
                                                                                                          (3.3)     (x)
  Restructuring charges................             -            -                             22.8                           22.8
  Restricted stock.....................          32.4            -             -                  -                           32.4
                                          ------------ ------------- --------------     --------------------------      ------------
Operating Income (loss)................          96.1         12.3           1.1               70.7       (6.8)              173.4
Other expense (income).................             -          0.4          (0.4)   (r)        12.1       (8.3)     (v)        3.8
Interest expense, net..................          27.6          3.7          (3.6)   (s)        19.8      (10.7)     (y)       63.2
                                                                             0.4    (t)                  (17.2)     (z)
                                                                                                          42.4     (aa)
                                                                                                           0.8     (bb)
                                          ------------ ------------- --------------     --------------------------      ------------
Income (loss) before taxes.............          68.5          8.2           4.7               38.8      (13.8)              106.4
Income tax provision (benefit).........          26.1          0.5           4.4    (u)        20.2      (10.7)     (u)       40.5
                                          -----------------------------------------     --------------------------      ------------
Income (loss) from continuing
  operations...........................   $      42.4   $      7.7     $     0.3         $     18.6   $   (3.1)               65.9
                                          ============ ============= ==============     ==========================
Paid in kind dividends on Series B
  Preferred Stock......................                                                                            (cc)       (4.5)
Paid in kind dividends on Series C
  Preferred Stock......................                                                                            (dd)       (8.2)
                                                                                                                        ------------
Income available to common
  stock holders........................                                                                                       53.2
Allocation:
Allocable to Series B Preferred Stock
  holders..............................                                                                            (ee)       (5.6)
Allocable to Series C Preferred Stock
  holders..............................                                                                            (ff)       (8.7)
                                                                                                                        ------------
Income allocable to common
  stock holders........................                                                                                  $    38.9
                                                                                                                        ============
Earnings per share
  Basic................................         $1.55                                                              (gg)  $    1.39
  Diluted..............................         $1.49                                                              (gg)  $    1.35

Weighted average shares outstanding:
  Basic................................          27.4                                                      0.7     (hh)       28.1
  Diluted..............................          28.5                                                      0.7     (hh)       29.2

Depreciation and amortization..........   $      19.2   $      2.7     $    (0.1)   (P)  $     36.7                      $    58.5
Capital expenditures...................   $      10.8   $      1.8             -         $     30.6                      $    43.2

(1)  Represent USPC's results for the six months ended June 2004, which are not included in Jarden's results, as reported.

(2)  Represents AHI's results for the year ended December 31, 2004, which are not included in Jarden's results, as reported.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Balance sheet adjustments:

(a)  Adjustment to reflect cash proceeds from the AHI Acquisition financings in excess of amounts used to fund the AHI Acquisition and related expenses.

(b)  Adjustment to reflect inventory at fair market value for Jarden as the purchaser.

(c)  Adjustment to record Jarden's prepaid AHI Acquisition expenses as part of the acquisition.

(d)  Adjustment to capitalized debt issuance costs:

          (i)    to eliminate AHI's debt issuance costs (current and
                 non-current) related to debt not assumed (and therefore repaid)
                 in conjunction with the AHI Acquisition ($2.7 million and
                 $2.5million, respectively);

          (ii)   to eliminate Jarden's debt issuance costs ($6.2 million)
                 related to its existing debt repaid in conjunction with the
                 Financings and to adjust retained earnings for such amount as the elimination will be taken as a one-time expense by Jarden when incurred; and

          (iii)  to capitalize Jarden's new debt issuance costs ($17.1 million)
                 for the Senior Debt to be amortized over the term of the debt.

(e)  Adjustment represents the excess of the purchase price (estimated at $878.4 million, including related acquisition costs) over the adjusted net assets acquired ($580.6 million) preliminarily allocated to goodwill and intangibles. The entries recorded in the pro forma balance sheet to adjust net assets to fair market value include: (b) inventory step-up, (d)
     elimination of AHI's debt issuance costs, (h) elimination of non-assumed debt, (j) deferred tax liability, and (k) adjustment for pension and OPEB plan liabilities.

(f)  Adjustment to reflect issuance of the Term Loan.

(g)  Adjustment to reflect the repayment of Jarden's existing senior debt
     (current and non-current portions) in conjunction with the financing of the
     AHI Acquisition.

(h)  Adjustment to eliminate AHI's debt (current and non-current portions)
     repaid in conjunction with the AHI Acquisition and not assumed by Jarden.

(i)  Adjustment to reflect a liability for the severance amounts due to AHI employees terminated in connection with the AHI Acquisition due and payable at closing but being paid over the related severance period.

(j)  Adjustment to reflect the deferred tax liability (using Jarden's effective tax rate of 38%) related to the impact of the fair market valuation of inventory recorded in entry (b) and the adjustment to the pension and OPEB plan liabilities recorded in entry (k).

(k)  Adjustment to reduce AHI's domestic and foreign pension and OPEB plan liabilities for net unrecognized prior service benefits ($18.5 million) and net unrecognized actuarial gain ($2.9 million) and to reclass the related other comprehensive loss ($3 million).

(l)  Adjustment to reflect a liability for the portion of the purchase price of
     AHI withheld from the sellers of AHI in order to fund potential indemnification claims.

(m)  Adjustment to reflect the issuance of the Series C Preferred Stock ($200 million), net of pro rata issuance costs ($0.7 million).

(n)  Adjustment to eliminate the existing stockholders' equity of AHI.

(o)  Adjustment to reflect the issuance of common stock ($21.4 million) and
     Series B Preferred Stock ($128.6 million), net of pro rata issuance costs
     ($0.6 million).

Income statement adjustments:

(p)  Adjustment to eliminate excess depreciation expense resulting from the fair market valuation of USPC fixed assets, amortized over the estimated useful lives of the respective fixed asset categories, which range from 3 to 30 years.

(q)  Adjustment to reflect the elimination of USPC acquisition costs incurred and expensed by USPC and paid by the sellers of USPC at the closing of the
     USPC Acquisition.

(r)  Adjustment to reflect the reclassification of USPC's net other expense to selling, general and administrative expenses for consistency with Jarden's classification.

(s)  Adjustment to reflect the elimination of USPC's historical interest expense excluding interest expense related to assumed foreign debt ($0.1 million).

(t)  Adjustment to reflect the elimination of Jarden's interest income related to cash on hand primarily from the equity offering. Such cash was used to fund a portion of the cash purchase price of the USPC Acquisition.

(u)  Adjustment to reflect an effective tax rate of 38% during 2004 on the pre-tax results of the acquired businesses and related adjustments based on
     Jarden's effective tax rate for the period.

(v)  Adjustment to reclassify AHI's net foreign currency losses ($6.9 million)
     and bank fees ($1.4 million) from other expenses to selling, general and administrative expenses for consistency with Jarden's classification of such expenses.

(w)  Adjustment to reflect the annual compensation charge for the lapsing of restrictions on the restricted shares granted ($3.6 million) in connection with the AHI Acquisition; restrictions lapse over a two-year period.

(x)  Adjustment to reflect the elimination of AHI acquisition costs incurred and expensed by AHI and paid by the sellers of AHI at the closing of the AHI
     Acquisition.

(y)  Adjustment to eliminate historical interest expense related to Jarden's debt repaid (via the issuance of new Senior Debt in conjunction with the
     AHI Acquisition), including related interest rate swap activity.

(z)  Adjustment to eliminate AHI's interest expense related to debt repaid (not assumed) in conjunction with the AHI Acquisition.

(aa) Adjustment to reflect the interest expense related to the new Senior Debt and related interest rate swap agreements at an estimated effective interest rate of 5%. The effect of a 1/8% change in the variable interest rate would be $0.5 million per year.

(bb) Adjustment to reflect annual amortization of capitalized debt issuance costs ($2.5 million) associated with the new Senior Debt amortized over the
     7 year term of the debt and elimination of the historical Jarden amortization expense ($1.7 million) for capitalized debt issuance costs related to the repaid Jarden senior debt.

(cc) Adjustment to reflect the paid-in-kind dividend on the Series B Preferred
     Stock based on the stated dividend rate of 3.5% per annum.

(dd) Adjustment to reflect the paid-in-kind dividend of the Series C Preferred
     Stock based on the stated dividend rate 3.5% for the first seven months after issuance and 5.0% for the subsequent five months.

(ee) Equal to 10.5% of income available to common stock holders. Such percentage is calculated as $128.6 million (face value of Series B Preferred Stock)
     divided by $32 per share (4.0 million participating common share equivalents) divided by total participating common share equivalents of
     38.4 million. Total participating common share equivalents calculated as the sum of 28.1 million basic weighted average shares outstanding,

     4.0 million Series B Preferred Stock participating common share equivalents and 6.3 million Series C Preferred Stock participating common share equivalents.

(ff) Equal to 16.4% of income available to common stock holders. Such percentage is calculated as 6.3 million participating common share equivalents divided by total participating common share equivalents of 38.4 million. 6.3 million participating common share equivalents is calculated $200.0 million
     (face value of Series C Preferred Stock) multiplied by 85.7% divided by $32 per share (5.4 million shares) plus $200 million multiplied by 14.3%
     divided by $30 per share (0.9 million shares).

(gg) Calculated via the two-class method as income allocable to common stock holders divided by basic weighted average shares outstanding. The Company believes that based on discussions with the holders of the Series B and C
     Preferred Stock, such holders will not receive common stock dividends and accordingly the calculation of pro forma combined earnings per share on the if converted method is presented below:

     Income available to common stock holders.......................     $ 53.2

     Earnings per share
       Basic........................................................     $ 1.66
       Diluted......................................................     $ 1.60

     Weighted average shares outstanding*
       Basic........................................................       32.1
       Diluted......................................................       33.2

     *Reflects the conversion of the Series B Preferred Stock into 4 million common share equivalents.

(hh) Adjustment to reflect the weighted average effect of 714,286 shares of common stock issued to fund a portion of the consideration for the AHI acquisition.